UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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GANNETT CO., INC.

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On April 24, 2019, Gannett Co., Inc. made available the following Investor Presentation.

Driving shareholder value as an innovative, digitally focused media and marketing solutions company Investor Presentation April 2019

Disclaimers Forward-Looking Statements This presentation may include certain forward-looking statements regarding business strategies, • variability in the exchange rate relative to the U.S. dollar of currencies in foreign jurisdictions in market potential, future financial performance and other matters. Forward-looking statements include which we operate; all statements that are not historical facts. The words “believe,” “expect,” “estimate,” “could,”• risks associated with our underfunded pension plans; “should,” “intend,” “may,” “plan,” “seek,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were • adverse outcomes in litigation or proceedings with governmental authorities or administrative made and are not guarantees of future performance. Where, in any forward-looking statement, an agencies, or changes in the regulatory environment, any of which could encumber or impede our expectation or belief as to future results or events is expressed, such expectation or belief is based on efforts to improve operating results or the value of assets; the current plans and expectations of our management and expressed in good faith and believed to • volatility in financial and credit markets, which could affect the value of retirement plan assets and have a reasonable basis, but there can be no assurance that the expectation or belief will result or be our ability to raise funds through debt or equity issuances and otherwise affect our ability to achieved or accomplished. Whether or not any such forward-looking statements are in fact achieved access the credit and capital markets at the times and in the amounts needed and on acceptable will depend on future events, some of which are beyond our control. The matters discussed in these terms; forward-looking statements are subject to a number of risks, trends, uncertainties and other factors that could cause actual results to differ materially from those projected, anticipated or implied in the • risks to our liquidity related to the redemption, conversion and similar features of our convertible forward-looking statements. These factors include, among other things: notes; and • our ability to achieve our strategic transformation; • other uncertainties relating to general economic, political, business, industry, regulatory and • potential disruption due to the reorganization of our sales force; market conditions. • an accelerated decline in general print readership and/or advertiser patterns as a result of changing consumer preferences, competitive alternative media or other factors; A further description of these and other important risks, trends, uncertainties and other factors is • an inability to adapt to technological changes or grow our digital businesses; provided in the company’s filings with the U.S. Securities and Exchange Commission, including the risks associated with the operation of an increasingly digital business, such as rapid technological company’s annual report on Form 10-K for fiscal year 2018. Any forward-looking statements should be • changes, challenges associated with frequent new delivery platforms, declines in web traffic levels, evaluated in light of these important risk factors. The company is not responsible for updating or technical failures and proliferation of ad blocking technologies; revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. • competitive pressures in the markets in which we operate; • macroeconomic trends and conditions; Non-GAAP Financial Measures • increases in newsprint costs over the levels anticipated or declines in newsprint supply; • risks and uncertainties associated with our ReachLocal segment, including its significant reliance on This presentation includes “non-GAAP financial measures” as that term is defined by the Security and Google for media purchases, its international operations and its ability to develop and gain market Exchange Commission’s Regulation G. Further discussion regarding our use of non-GAAP financial acceptance for new products or services; measures, as well as the most directly comparable GAAP financial measures and information • our ability to protect our intellectual property or defend successfully against infringement claims; reconciling these non-GAAP financial measures to our financial results prepared in accordance with • our ability to attract and retain talent; GAAP, are included at the end of this presentation. • labor relations, including, but not limited to, labor disputes, which may cause business interruptions, revenue declines or increased labor costs; • potential disruption or interruption of our IT systems due to accidents, extraordinary weather events, civil unrest, political events, terrorism or cyber security attacks; • risks and uncertainties related to strategic acquisitions or investments, including distraction of management attention, incurrence of additional debt, integration challenges and failure to realize expected benefits or synergies or to operate businesses effectively following acquisitions; • risks and uncertainties related to MNG Enterprises, Inc.’s unsolicited proposal to acquire the company and related nomination of six candidates for election to the company’s board of directors, which could, among other matters, cause us to incur significant expense and impact the trading value of our securities;

Executive Summary (1/2)

WE ARE GANNETT	• Gannett Co., Inc. ("Gannett") is an innovative, digitally focused media and marketing solutions company committed to creating shareholder value while strengthening communities across our network • We operate media networks in the U.S. that reach 126MM unique visitors[1] and in the U.K. that reach 25MM unique visitors[2]
WE ARE TRANSFORMING	• We are transitioning from a print-based to a diversified, digitally led product and revenue model • We are investing organically and inorganically in various initiatives to drive long-term value, including: – Creation of the USA TODAY NETWORK, our U.S. media brand – Acquisitions of ReachLocal, SweetIQ and WordStream to expand our digital marketing solutions – Optimization of the cost base of our legacy print business to preserve margins and cash flow while enabling reinvestment in our digital business
OUR STRATEGY IS WORKING	• We are making substantial progress despite industry-wide challenges – As of 2018 year-end, we generated 36% of total revenue and 47% of advertising revenue from digital – We have 500,000+ paid digital-only subscribers – Since becoming a stand-alone company in mid-2015, Gannett has delivered a higher and more stable total shareholder return than the majority of the company's broader peer set[3]

1. Source: comScore. Monthly average figure for 2018
2. Source: Adobe Analytics. Monthly average figure for 2018
3. Peers include The New York Times Company, New Media Investment Group Inc., Tribune Publishing Company, News Corporation, McClatchy and Lee Enterprises, Incorporated

3

GANNETT

Executive Summary (2/2) • On January 14, 2019, MNG Enterprises, Inc. (“MNG”), a direct competitor of MNG IS Gannett controlled by Alden Global Capital LLC (“Alden”), a hedge fund with a Your board ATTEMPTING recent history of destroying value at portfolio companies, submitted an strongly urges TO CONTROL incomplete, unfinanced proposal to acquire Gannett all Gannett GANNETT FOR • Gannett immediately, and repeatedly, sought to engage with MNG to assess ITS OWN the viability of the proposal, but was repeatedly rebuffed shareholders to BENEFIT • Gannett’s board rigorously evaluated and unanimously rejected the proposal support our on the grounds that it undervalues Gannett and is not credible transformative • MNG still has made no attempt to substantively address any of your board’s plan to deliver concerns regarding its unsolicited proposal value • The recent letter procured by MNG from a distressed debt fund of Oaktree Capital Management (“Oaktree”) does not alter Gannett’s assessment that MNG cannot finance its proposal ? Oaktree’s letter did not indicate any confidence in its own ability to arrange committed financing or otherwise suggest it would even play a Please vote role in any such financing, as would be customary in a letter of this kind “FOR ALL” of • Now, MNG has nominated 6 director candidates who are affiliated with MNG Gannett’s and/or Alden for election to Gannett’s board in an apparent effort to take independent control of Gannett director • MNG has signaled conflicting plans if its nominees are elected – will it seek to nominees on buy Gannett, sell MNG to Gannett or slash costs for temporary profit? the WHITE • MNG’s nominees are highly conflicted, have poor track records and appear to have been chosen by MNG and Alden to serve their interests, not the proxy card interests of all Gannett shareholders 4

Overview of Business Transformation & Strategic Priorities Financial Results Reflect Progress in Executing Strategy Strong Leadership in Place To Oversee Value Creation Alden’s & MNG’s Self-Serving Attempt to Control Gannett Appendices Setting the Record Straight Biographies of Our Board Our Local Markets Non-GAAP Financial Measures

Gannett Overview 2018A FINANCIAL SUMMARY $2.9BN $1.1BN $322MM $1.1BN DIGITAL REVENUE ADJUSTED EBITDA1 MARKET CAPITALIZATION2 REVENUE 16% CAGR SINCE 2016 BUSINESSES CONSUMERS $1.7BN SCALED NETWORKS $1.1BN of 2018A Advertising and of 2018A Circulation Revenue Marketing Services Revenue (75% Subscription) PREMIUM LOCAL NEWS BRANDS $781MM 126MM in 2018A Digital Advertising Monthly Unique Visitors4 & Marketing Services PREMIUM NATIONAL Revenues3 500K+ High-Quality Paid Digital-Only Subscribers ROBUST DIGITAL MARKETING SOLUTIONS Trusted Award-Winning Audience at Scale Trusted Journalism ReachLocal and eliminations 1. Non-GAAP measure. See Appendix for reconciliation to amounts reported under GAAP 3. Includes corporate 6 2. As of 04/18/19 4. Source: comScore (represents 2018 monthly average in the U.S.)

Gannett Has Taken Actions to Drive Shareholder Value Strategically positioned the company to thrive in a digital future Invested in innovative technologies to bring content to our audiences and products to local and national businesses Grew digital audience and engagement, with a record high 133MM unique visitors in November 20181 Carefully managed our cost base to maintain profitability despite industry challenges Maintained our commitment to the highest journalistic standards Returned $324MM2 to shareholders while continuing to invest in our business 7 1. Source: comScore 2. Includes all share repurchases and dividends since July 2015

Gannett Has Not… Remained complacent about the changing nature of our industry Lost sight of our mission or commitment to serving local communities Overinvested in or overpaid for digital or local market acquisitions or technologies Increased equity risk by adding unsustainable levels of debt to our capital structure Changed our consistent approach to capital management Relied upon real estate sales to finance operations 8

Gannett's Strategy to Create Value

Returned $324MM to shareholders, exceeding peer median total shareholder return[1]

WHERE WE WERE
2016A

% DIGITAL REVENUE: **26%**

DIGITAL REVENUE: **$779MM**

Separation in June 2015 of Gannett from TEGNA[2]

- USA TODAY and **92 Local Markets**
- 2-year contract with G/O Digital for digital marketing solutions through June 2017
- Acquisition strategy focused on local markets

WHERE WE ARE
2018A

36%

$1.1BN

Created the USA TODAY NETWORK and executing digital transformation

- Expanded to **109 local markets** integrated with our national premium brand
- Grew digital marketing solutions capabilities with acquisitions of ReachLocal, SweetIQ and WordStream
- Launched LOCALiQ, our data-driven marketing solutions brand
- **> 500,000 paid digital-only subscribers**
- Finished 2018 as #1 in mobile web unique visitors in News and Information category[3]

WHERE WE ARE GOING
2023E

>60%

>$1.5BN

Committed to refining our strategy and evolving transformation

- Build new products to help businesses market through the USA TODAY NETWORK and/or ReachLocal platforms
- Develop innovative products to expand our paid digital-only subscription portfolio and revenue
- **Grow paid digital-only subscribers to >1.5MM**
- Rationalize costs to allow us to continue to reinvest in our digital business
- Acquire businesses and technologies that accelerate key pillars of our strategy

1. Includes all share repurchases and dividends since July 2015
2. Upon separation, TEGNA included broadcasting and digital businesses and Gannett included publishing businesses and their related digital assets
3. Source: comScore

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GANNETT

The Future of Gannett: Our Strategy for Value Creation OUR DIFFERENTIATORS OUR BUSINESS OUR STRATEGY Leverage nationwide scale and Deep experience and Business-to-Business 1 local presence to expand and scale in local and (B2B) deepen our relationships with national markets consumers and businesses Marketing solutions partner to national, regional and local Accelerate growth of our digital Longstanding trust businesses 2 revenue through innovative with consumers and consumer experiences and new marketing solutions for advertisers businesses Business-to-Consumer (B2C) Maximize the value of our legacy High quality Producer of engaging 3 print business and rationalize our journalism content with a focus on cost base news and information Pursue accretive growth through 4 disciplined, selective acquisitions that provide synergies 10

Business-to-Business: Marketing Solutions Partner Delivering customers to national, regional and local businesses nationwide ADVERTISING SOLUTIONS REVENUE & DIGITAL MARKETING 10% Digital Marketing Solutions 15% 29% 16% Monetizing Trusted Audiences of Scale 70% 51% 5% 4% 2016A 2018A Digital Classified Print Advertising Digital Media Advertising Digital Marketing Solutions 11 Note: Bar charts exclude Newsquest

Nationwide Digital Marketing Solutions

2018A Revenue: $412MM

REACHLOCAL

Managed Service "Do-it-for-Me"
Digital marketing solutions

223MM+	17,000+	~2
LOCAL LEADS TO BUSINESSES	ACTIVE CLIENTS	AVERAGE PRODUCTS PER CLIENT

WordStream

Self Service "Do-it-Yourself"
SaaS digital marketing platform

#1	3,700	$60BN+
CUSTOMER SATISFACTION IN SEARCH ADVERTISING[1]	ACTIVE CLIENTS	AD SPEND MANAGED[2]

END-TO-END SUITE OF DIGITAL MARKETING SOLUTIONS FOR SMBS AT ANY STAGE

DIGITAL ADVERTISING

- Search
- Social Ads
- Display Ads
- Geotargeting
- Retargeting

WEB PRESENCE

- SEO
- Websites
- Live Chat
- Listings
- Reviews

DIGITAL MARKETING SOFTWARE

- Lead Management
- Marketing Automation
- Analytics

1. Source: G2 Crowd
2. As of February 2019

12 GANNETT

USA TODAY NETWORK Overview

Gannett's USA TODAY NETWORK delivers tremendous nationwide reach through strong, trusted national, local and passion brands that form the foundation of our local-to-national network strategy

USA TODAY NETWORK

~2,900
Journalists

LOCAL

11MM
Local Sunday Readership

45MM
Average Monthly Unique Visitors

#1 or #2
Local News Website in Most Markets

109
Local Markets



Local
Tennessean.
azcentral.
Des Moines Register
Detroit Free Press
National
USA TODAY
Passion
Reviewed.com
FTW!
MMAJUNKIE
Humankind

LOCAL STORIES FEED NATIONAL NEWS

NATIONAL NEWS CONNECTS WITH LOCAL RELEVANCE

USA TODAY

1.6MM
USA TODAY Average Daily Print Readership

81MM
Average Monthly Unique Visitors

25MM
Mobile App Downloads

Source: comScore (December 2018), MRI, AAM, Scarborough. USA TODAY unique visitors include audience from distributed platforms (YouTube, AppleNews, MSN Video, Google AMP, FBIA) and exclude Sports Media Group owned and operated properties and affiliates

13 GANNETT

The USA TODAY NETWORK is Monetized in Two Ways Driving Value through Advertising and Circulation B2B: Advertising Revenue B2C: Circulation Revenue Digital Media Advertising Digital 16% 25% Digital Classified 4% Print Advertising 51% Digital Marketing Solutions Print 29% 75% • Local market full access (print & digital) • Display advertising across all platforms and subscribers devices, including print, desktop and mobile • Local paid digital-only subscribers • Off-platform monetization across partner channels • Local and USA TODAY single copy sales • Affiliate sports network • USA TODAY hotel distribution 14 Note: Pie charts exclude Newsquest and represent 2018 actuals

1 Leverage Nationwide Scale and Local Presence to Expand and Deepen Our Relationships with Consumers and Businesses

	STRATEGIC INITIATIVES	WHERE WE ARE	WHERE WE ARE GOING	MARKET OPPORTUNITY
B2B Strategy	**Deepen DMS penetration of existing local clients**	9% of Gannett local clients buy DMS products	20-25%	**~9MM** SMBs in US, 75% advertise digitally[2]
	Leverage data & technology	Launched LOCALiQ[1] sales solution brand and LOCALiQ Grader Tool	2X increase in LOCALiQ Grader Tool usage to drive higher close rate and average revenue per client	**$60BN** local digital advertising market[3]
	Focus on client segments (versus one-size-fits-all)	Restructured sales team to better serve clients	Double-digit digital advertising and marketing services revenue growth	
B2C Strategy	**Drive further engagement and growth of USA TODAY NETWORK**	Engagement: ~3 views/visit Loyalty: ~40% of visitors return at least twice per week	Engagement: Increase views/visits by 50% on mobile Loyalty: 2/3 of visitors return at least twice per week	**260MM** total US monthly uniques[4]
	Super-serve most valuable full access subscribers	Focus on increasing subscription rates and acquiring subscribers	Increase retention and customer lifetime value	**19MM** households across our 109 local markets
	Grow paid digital-only subscribers	~500,000	>1,500,000	

1. LOCALiQ is Gannett's data-driven marketing solution designed to simplify the complexity of marketing for businesses and drive improved return on investment; launched in September 2018
2. Source: IAB / Borrell
3. Source: BIA Advisory Services
4. Source: comScore

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GANNETT

2 Accelerate Growth of Our Digital Revenue Through Innovative Consumer Experiences and New Marketing Experiences for Businesses

	WHERE WE ARE	WHERE WE ARE GOING	GOAL
B2B Strategy LOCALiQ USA TODAY NETWORK	**One stop shop for digital marketing, helping businesses get more customers** • Search, display, social • SEO, website management • Listing and reputation management • Best-in-class success metrics reporting **Custom and high-impact advertising across Gannett's owned and operated network** • Branded content • Gravity ad unit	**Digital advertising and marketing solutions offerings that leverage artificial intelligence and predictive tools** **LOCALiQ packages to migrate print clients to appropriate digital solutions**	**Increase sales productivity** **Improve client retention** **Create stickier relationship with more products per client**
B2C Strategy Human kind	**Compelling and engaging content experiences for local and national audiences** • Award-winning mobile web experiences • Several growing video franchises (e.g., Kind Series) • Virtual reality / augmented reality experiences (e.g., The Wall, 3-2-1 Launch) **Subscription-based offerings** • Core news subscriptions in local markets • USA TODAY ad-free app	**Content experiences** • More engaging consumption formats • Additional video franchises • Over-the-top (OTT) **More subscription offerings** • Content offerings outside of news (e.g., crossword puzzles, sports) • Hybrid / freemium offers • Packaged subscriptions across our diverse portfolio	**Increase paid digital-only subscriptions** **Expand and diversify digital audience** **Drive engagement** **Create and foster loyal relationships**

16 GANNETT

3 Maximize the Value of Our Legacy Print Business and Rationalize Our Cost Base

Track Record of Reducing Operating Expenses



$3,709
MM
$820MM+
In Opex
Reductions
$2,888
MM
PF 2015[1]
2018

Continued Opportunity to Maximize Profits

Distribution and Production

- Facility consolidation (closed 13 print facilities since the separation)
- Outsource certain printing and distribution to third parties
- Maximize press capacity with commercial work
- Optimize newspaper delivery routes

Regionalization / Centralization

- Salesforce reorganization, including migrating certain accounts to more efficient call centers and optimizing post-sales
- Develop more regional / state editorial structures, as we have done in Tennessee, Wisconsin, New Jersey and Florida
- Optimize financial and accounting functions (e.g., advertising and circulation accounting, integrate acquisitions)
- Leverage scale to drive savings in technology services (e.g., cloud services, hosting, software services)

Standardization / Optimization

- Standardize print products to drive efficiencies in centralized design studios
- Created digital optimization teams to manage small sites
- Rationalize subscriber acquisition costs (both print and digital)

Outsourcing

- Leverage ReachLocal's India operations for routine digital ad design
- Subscriber call centers
- Certain technology functions

Opportunity remains to maximize profits to enable reinvestment in our digital business and maintain EBITDA margins of 10-12% while our business transforms

1. Pro forma for acquisition of JMG, NJMG and ReachLocal. Source: Pro forma financials filed with 8-K on 10/21/16

17 GANNETT

4 Pursue Accretive Growth Through Disciplined, Selective Acquisitions that Provide Synergies Digital Marketing Local Market Consumer Software and Services Expansion Engagement Objective To provide national and local To grow the size of the USA To provide consumers with marketers with best-in-class TODAY NETWORK audience and engaging digital content, live solutions that generate a expand our editorial coverage experiences and exclusive benefits superior ROI for their digital where news is happening in as members of the USA TODAY marketing investments America NETWORK Acquisitions since 2015 August 2016, $163MM October 2016, undisclosed 2 April 2016, $261MM April 2017, $32MM October 2017, undisclosed July 2016, $39MM June 2018, $133MM1 Future Product tuck-ins to Fill in geographic gaps and Accelerate paid digital-only enhance the B2B offer strong synergy customer acquisition or offering opportunities enhance content 1. Excludes up to $20MM of additional consideration payable in 2019 and 2020 based upon the achievement of certain revenue targets 18 2. JMG acquisition added print and digital publishing operations serving 15 U.S. markets in nine states, including the Milwaukee Journal Sentinel, the Knoxville News Sentinel and the Commercial Appeal in Memphis

Overview of Business Transformation & Strategic Priorities Financial Results Reflect Progress in Executing Strategy Strong Leadership in Place To Oversee Value Creation Alden’s & MNG’s Self-Serving Attempt to Control Gannett Appendices Setting the Record Straight Biographies of Our Board Our Local Markets Non-GAAP Financial Measures 19

Financial Highlights 1 Digital marketing solutions business providing a growth engine and strong earnings 2 Stable margins and positive cash flow generation 3 Strong balance sheet 4 Clear, consistent and disciplined approach to capital allocation 5 Delivered total shareholder returns in excess of most peers 20

1 Digital Marketing Solutions Business Providing a Growth Engine and Strong Earnings ($ in MM) REACHLOCAL OPERATIONAL REVENUE $412 Focus on local small and $359 medium-sized businesses maximizes existing client relationships and trusted $110 brands YoY Growth 2016A1 2017A 2018A RL Segment 226% 15% Growth engine for Gannett Gannett 3% (7%) with further potential as meaningful contributor to REACHLOCAL ADJUSTED EBITDA2 overall profitability $48 $17 Return on digital marketing solutions acquisitions is ($6) ahead of internal targets 1 % Margin 2016A 2017A 2018A RL Segment (5%) 5% 12% Gannett 12% 11% 11% 1. Represents partial year ownership of ReachLocal (acquired in August 2016) 21 2. Non-GAAP measure. See Appendix for reconciliation to amounts reported under GAAP

2 Stable Margins and Positive Cash Flow Generation ($ in MM) TOTAL DIGITAL ADVERTISING & MARKETING SERVICES REVENUE AND DIGITAL CONTRIBUTION REVENUES AND CONTRIBUTION $3,047 $3,146 $781 $2,917 $744 36% $505 47% 32% 41% 26% 29% 2016A 2017A 2018A 2016A 2017A 2018A Revenue u Dig Digital ta Re Revenue u as as a % % of of Total Total R Revenue nu Digi Digital Advertising Advertising and & Marketing rk ti Servic Services Re Revenue enue % of Total Advertising & Marketing Services Revenue FREE CASH FLOW1 ADJUSTED EBITDA MARGIN AND ADJUSTED EBITDA3 12% 11% 11% $164 $108 $360 $360 $94 $322 2016A 2017A2 2018A 2016A 2017A 2018A Adjusted EBITDA Margin Adjusted Adjusted EBITDA EB TDA 1. Non-GAAP measure defined as cash flow from operating activities less capital expenditures. See 2. 2017 free cash flow includes $24MM of tax refunds 22 Appendix for reconciliation to amounts reported under GAAP 3. Non-GAAP measure. See Appendix for reconciliation to amounts reported under GAAP

3 Strong Balance Sheet Net debt of $211MM1 NET DEBT / 2018 ADJUSTED EBITDA2 • Cash on hand of $94MM • Revolving credit facility maturing in 2020 6.3x • Convertible note maturing in 2024 3.6x Financial flexibility to: Median: 2.5x 2.5x • Continue executing our digital transformation 0.8x • Maintain a balanced 0.1x n.m. n.m. approach to capital allocation Source: Company filings 23 1. As of 12/31/18. Debt figure in net debt calculation is based on carrying value of long-term debt, excluding current maturities 2. Adjusted EBITDA includes stock-based compensation. Non-GAAP measure. See Appendix for reconciliation to amounts reported under GAAP

4 Clear, Consistent and Disciplined Approach to Capital Allocation Returned $324MM to shareholders since July 2015 Dividends Consistently paid $0.16 per share quarterly dividend since July 2015 CAPITAL Share Repurchases ALLOCATION $100MM share repurchase program authorized Maximize FRAMEWORK Opportunistic approach where there is a clear value Total Focused on creation potential for Gannett shareholders Shareholder balancing Return Over returning capital Investments to shareholders Time Disciplined approach, clear internal hurdle requirements and investing in Gannett’s future Organic and M&A with focus on accretion and ROI Excess Cash Best distribution mechanism judged at the relevant time 24

4 Clear, Consistent and Disciplined Approach to Capital Allocation Gannett has prioritized returning capital to shareholders, investing in the business and maintaining a balanced and opportunistic approach to strategic M&A to position Gannett for a digital future GANNETT CAPITAL ALLOCATION1 SHARE REPURCHASES + DIVIDENDS1 As a % of Enterprise Value2 Local Media Dividends 24% 24% M&A 29% 32% 16% Share 8% Repurchases 5% 5% 2% 0% Digital M&A 34% Source: Company filings, Factset. Note: Includes the last two calendar quarters of 2015, the calendar years 2016, 2017, 2018 and the first calendar quarter of 2019 25 1. Since July 2015 2. Enterprise value reflects 1/11/19 share prices, the last trading day before MNG’s announcement, as well as financial data for the period ended 12/31/18

5 Delivered Total Shareholder Returns in Excess of Most Peers TOTAL SHAREHOLDER RETURN Since 2015, June 29, 2015 to January 11, 2019 Gannett has 86% delivered a higher and more stable total 2% shareholder return than the majority of peers Median: (10%) (6%) (10%) (11%) in the face of (27%) (29%) industry 1 challenges January 11, 2018 to January 11, 2019 Gannett has 26% returned $324MM to shareholders via dividends and share (3%) 1 Median: (17%) (10%) (15%) repurchases (18%) (27%) (27%) 1 Source: FactSet. Note: Total shareholder return takes into account both dividends and share repurchases in addition to the share price performance 26 1. Given the volatility and trading volume in Gannett’s stock immediately upon its separation (as is common in separation situations), Gannett’s total shareholder return is presented using the initial price of $12.74, which reflects the volume weighted average price from the company’s first 10 trading days post-separation, 06/29/15-07/13/15

Overview of Business Transformation & Strategic Priorities Financial Results Reflect Progress in Executing Strategy Strong Leadership in Place To Oversee Value Creation Alden’s & MNG’s Self-Serving Attempt to Control Gannett Appendices Setting the Record Straight Biographies of Our Board Our Local Markets Non-GAAP Financial Measures

Your Board and Leadership Possess the Experience, Skills and Vision to Drive Long-Term Value Creation • Board has deep and broad expertise in finance, operations, marketing, Fully Independent and M&A, and HR and in the media, publishing and digital sectors 1 All Diverse Board Nominees • independent • Above-market gender diversity 2 Best-in-Class Corporate • Ensures the interests of Gannett and its shareholders are aligned Governance • Effective oversight of environmental and social issues • Experienced leadership team with broad institutional knowledge as well as Deep Bench of Experienced outside perspectives 3 Leaders Executing Our Business Transformation • Deep expertise both in print and digital media to execute on our digital transformation • Incentive-based compensation aligns executive pay directly to company Executive Compensation performance with significant portion at risk 4 Aligned with Execution of • Incentives include specific digital goals to ensure alignment with our the Company’s Strategy and transformation plan Shareholder Value Creation • Aligned with shareholders’ interests 28 Note: Directors Robert Dickey and Tony Prophet will not stand for reelection

1 Highly Skilled and Diverse Board of Directors SKILLS & EXPERIENCE GOVERNANCE HIGHLIGHTS1 Public CEO 25% • All director nominees are Experience independent Governance 38% • Independent board chair Operations 63% • Annual director elections Finance & 63% • Average independent director Accounting age of 60 vs. 63 for S&P 5002 Media & 50% Journalism • 38% of board members are female vs. 24% for S&P 5002 Financial Markets 75% • All directors are shareholders Marketing 25% • No over-boarded directors Digital Expertise 38% M&A 63% 29 1. Metrics based on management’s 2019 director nominees 2. Source: 2018 United States Spencer Stuart Board Index

1 Accomplished and Independent Board of Directors



John Jeffry Louis
Chairman, Gannett
Co-Founder, Former Chairman, Parson Capital
- Audit Committee
- Compensation Committee

Brings financial expertise and history of building businesses



John E. Cody
Former EVP/COO, Broadcast Music
- Audit Committee (Chair)
- Compensation Committee

Brings management, leadership and human resources expertise



Stephen W. Coll
Dean of the Graduate School of Journalism for Columbia University
- Nominating & Public Responsibility Committee
- Transformation Committee

Brings experience in journalism, particularly financial journalism



Donald Felsinger
Former Executive Chairman, Sempra Energy
- Audit Committee
- Compensation Committee (Chair)

Brings leadership, CEO, and Chair experience



Lila Ibrahim
Chief Operating Officer, DeepMind
- Compensation Committee
- Transformation Committee (Chair)

Brings technology and business development experience



Lawrence S. Kramer
Former President and Publisher, USA TODAY
- Nominating & Public Responsibility Committee
- Transformation Committee

Brings news industry experience



Debra A. Sandler
President & Founder, LaGrenade Group
- Audit Committee
- Nominating & Public Responsibility Committee (Chair)

Brings marketing and operating experience



Chloe Sladden
Co-Founder and co-CEO of Honeycomb Labs, and co-Founder of #Angels
Former Vice President, Media, Twitter
- Nominating & Public Responsibility Committee
- Transformation Committee

Brings digital media and entertainment experience

30 Note: Directors Robert Dickey and Tony Prophet will not stand for reelection

GANNETT

2 Best-in-Class Corporate Governance Key Elements of Governance Profile • No dual class capital • Strong alignment of pay and Strong structure performance (incentives shareholder heavily weighted on financial support on all • No supermajority results and shareholder provisions return) voting items in 2018 • Double trigger change in • Right to call special meeting (20%) control provisions • No poison pill • 5x CEO stock ownership guideline • Majority voting • Anti-hedging and pledging policies • Good internal and external pay parity 31

2 ESG Oversight is Core to Our Board’s Responsibilities essential Effective to oversight Gannett’s of ESG sustainability, matters is providing core to the value board’s to shareholders risk oversight and function benefits and to the communities we serve ENVIRONMENTAL AND ANNUAL BOARD REVIEW SUSTAINABILITY PRACTICES HUMAN RIGHTS CAMPAIGN AWARDS • Corporate social responsibility programs Gannett has adopted an environmental protection and Perfect score • Diversity initiatives and HR policies and sustainability policy that on Corporate practices emphasizes: Equality • Fairness obligations Index for • our obligation to comply with environmental law in our 2018 • Executive compensation programs including components tied to ESG operations objectives our commitment to minimize Best Place to • the use of energy and natural Work for • SEC-filed environmental disclosures resources LGBTQIA • Annual stockholder engagement activity Equality • our dedication to reducing, • Whistleblower program and procedures reusing and recycling the for handling complaints materials we use • Ethics Policy and related compliance activities 32

2 ESG Oversight is Core to Our Board’s Responsibilities WORKPLACE COMMUNITIES We are committed to supporting a We foster a workforce that Since 1991, the Gannett Foundation has diverse, inclusive mirrors the communities supported communities through grant making we serve by keeping and volunteer initiatives of more than $200MM. and equitable inclusion, diversity and The foundation has three areas of focus: workplace and equity in the forefront of promoting our recruitment efforts, • Communities: financial support and an compensation practices opportunity for national and local visibility, positive change in raising awareness for social impact the communities and employee engagement efforts, organizations in which we which include employee • Industry: grants to industry associations for operate resource groups, professional development, inclusion and engagement surveys and diversity efforts, innovation and awards employee focus groups showcasing excellence in the industry • Employees: encouraging our employees to engage with causes important to them by supporting a donation match program and by offering up to ten hours of paid leave per year for volunteer efforts 33

3 Deep Bench of Experienced Leaders Executing Our Business Transformation



Robert Dickey
President and Chief Executive Officer (Retiring)
Gannett (since 1989)



Barbara Wall
Senior Vice President, Interim Chief Operating Officer and Chief Legal Officer
Gannett (since 1985), Satterlee & Stephens



Alison Engel
Senior Vice President, Chief Financial Officer and Treasurer
A. H. Belo, Belo Corp.



Kevin Gentzel
President, USA TODAY NETWORK Marketing Solutions
Yahoo!, Forbes, Washington Post



Maribel Perez Wadsworth
President, USA TODAY NETWORK & Publisher of USA TODAY
Gannett (since 1996)



Elizabeth Allen
Vice President, General Counsel and Secretary
Gannett (since 2004), Nixon Peabody



Kris Barton
Chief Product Officer
ReachLocal, Nero, Microsoft, Omniture



Andy Yost
Chief Marketing Officer
Viacom, Dow Jones, American Express



David Harmon
Chief People Officer
Federal Reserve Board, AOL



Henry Faure Walker
Chief Executive Officer, Newsquest Media Group
Newsquest Media Group, Johnston Press plc, The Scotsman Publications



Alex Meza
Vice President of Corporate Development
Gannett (since 1995)

NOTABLE HIGHLIGHTS

- Highly qualified team
- Leading digital experience
- Complementary mix of institutional knowledge and outside perspectives
- Deep experience in transforming publishing businesses
- Diverse backgrounds deliver broad perspectives

34

GANNETT

4 Executive Compensation Aligned with Execution of the Company’s Strategy and Shareholder Value Creation Board engages with shareholders on compensation, including elements tied to strategic goals Base Competitive to attract and retain key talent, taking into account: 2018 AWARDED CEO Salaries • The nature and responsibility of position COMPENSATION • Executive officer and company performance • Internal pay equity among positions • Comparative market data1 17% Annual Cash • Tied to annual financial performance goals, measured by: Incentives—Adjusted EBITDA—Digital Revenue 57% 26% • Tied to key elements of strategic plan and contributions to company culture, including components of the corporate responsibility program Long-Term • 40% RSUs, key for retention in transitioning sector Incentives—Vest pro rata over 3 years (market standard)—RSU-based equity links executives’ and shareholders’ interests • 60% performance-based awards split between TSR metric and digital revenue growth—Awards pay out following a 3-year incentive period—50% Performance Shares, 50% cash-settled Performance Units—Digital revenue growth achievement evaluated as percentage of specific targets—TSR-based equity links executives’ and shareholders’ interests 35 1. In October 2017, Meridian provided a report to the Executive Compensation Committee for use in making 2018 compensation decisions. Among other things, Meridian outlined current executive compensation trends and practices and compared each senior executive’s compensation to the compensation of similar officers at market, industry and revenue-size peer companies. The comparative market data is updated annually

Timeline of CEO Search Process 36 December 2018 Gannett announced that President and CEO Robert J. Dickey would retire on May 7, 2019 Board engaged an outside search firm, Egon Zender, to assist in evaluating internal and external candidates Board has been in a deliberate process to identify candidates who will bring the required skills, experience and integrity to lead Gannett March 2019 MNG filed its contested proxy statement, attempting to gain control of Gannett Gannett appointed Barbara Wall as interim COO in connection with planning for succession Barbara brings 30+ years’ experience with Gannett across various roles and has developed the deep knowledge of our business required to lead our transformation through the conclusion of our CEO search May 2019 Mr. Dickey will continue to lead the company as President and CEO until May 7, 2019 Through October 7, 2019 Mr. Dickey will serve as outside consultant and will advise the successor President and CEO on transition matters and other services requested by the successor President and CEO or the board Our search process is proceeding as planned and has identified a number of highly qualified candidates Despite the MNG proxy contest, the search process continues to progress towards a successful conclusion. Under the current circumstances, the search committee does not anticipate completing its process prior to the annual meeting

Overview of Business Transformation & Strategic Priorities Financial Results Reflect Progress in Executing Strategy Strong Leadership in Place To Oversee Value Creation Alden’s & MNG’s Self-Serving Attempt to Control Gannett Appendices Setting the Record Straight Biographies of Our Board Our Local Markets Non-GAAP Financial Measures

Timeline of MNG’s Actions and Gannett’s Responses MNG’S ACTIONS January 14 March 20 MNG publicly CURRENT Pre-January 14 MNG submits and publicly February 7 announces that a MNG has yet to Despite being announces its unsolicited distressed debt secure committed well known to one proposal to acquire Gannett, February 5 MNG submits notice of fund of Oaktree financing or provide another, MNG disclosing a 7.5% stake in the MNG accepts its intent to nominate 6 believes financing substantive makes no private company Gannett’s MNG and/or Alden- could be answers to other proposal to affiliated director attainable for questions initially acquire Gannett invitation to meet candidates for election MNG’s unsolicited raised by Gannett to Gannett’s board proposal on January 16, 2019 JANUARY FEBRUARY MARCH GANNETT’S ACTIONS January 16 February 4 February 7 March 20 Gannett board sends letter Gannett announces Gannett meets with Gannett issues a press release to to MNG, asking for meeting rejection of MNG’s MNG to provide MNG clarify that Oaktree’s letter does not January 13 to address critical questions unsolicited proposal another opportunity to represent committed financing, or related to the credibility of answer questions even Oaktree’s willingness to Gannett first learns MNG’s unsolicited proposal regarding its participate in arranging financing of MNG’s unsolicited unsolicited proposal proposal through In the following days, MNG Gannett reiterates that it would Wall Street Journal declines 2 meeting dates At the meeting, MNG engage with any party that makes a article offered by Gannett and also fails to provide bona fide, credible proposal that refuses to provide a written substantive answers or appropriately values the company response to questions actionable evidence of and is capable of being closed a credible proposal 38

MNG’s Misguided Two-Pronged Approach to Gannett 39 MNG’s Unsolicited Proposal to Acquire Gannett is Not Credible The Election of MNG’s Nominees Would Jeopardize the Value of Your Investment MNG has not secured committed financing The proposal undervalues Gannett’s long-term value potential MNG has repeatedly glossed over critical questions regarding its proposal All 6 of MNG’s nominees are highly conflicted and have close ties to MNG and Alden 3 nominees are directors or officers of MNG, a direct competitor of Gannett 4 nominees serve on the board of another Alden portfolio company, with a proven track record of destroying value 1 nominee exceeds the board’s mandatory retirement age Alden has a track record of diverting cash and destroying value Electing MNG’s nominees transfers control of Gannett to Alden with no change of control premium A

A MNG’s Approach Lacks Credibility Elements of a Credible MNG M&A Approach Approach Reach out to management or board Never sought to engage privately with Gannett on an for a strategic dialogue meeting acquisition proposal, despite MNG and Gannett management being well known to one another Send a letter to the board with a Informed the board of its proposal by leaking it to the press proposal and then later sent a letter to the board proposing its transaction – giving the board no opportunity to engage or respond Provide clear financing sources for the Indicated no new equity financing, only debt financing. No proposed acquisition and certainty of evidence of committed financing provided and no plan to closing overcome substantive antitrust and pension issues its proposal presents 40

Board Unanimously Determined that MNG’s Proposal A Undervalues Gannett and is Not in the Best Interest of Shareholders Reasons for Proposal price undervalues Gannett, its key assets and its prospects Rejection MNG presented no ability to finance transaction No pathway proposed for antitrust concerns Failure to address pension-related risks Apparent preference that someone else buy Gannett Rationale for Not • MNG has attempted to mislead shareholders regarding Gannett’s decision not to enter into an NDA with MNG Entering into a • No company would share confidential information with a competitor in the absence of Non-Disclosure at least some reliable evidence of its capacity to finance its proposed transaction Agreement (NDA) • An NDA – in which Gannett would have to promise not to disclose the information obtained from MNG – would prevent Gannett from informing shareholders about the with MNG answers to the board’s fundamental questions regarding whether MNG could finance and close its proposed transaction • It is not the responsibility of Gannett’s shareholders to bear the risks of disseminating Gannett’s commercially sensitive, confidential information so a competitor can explore a financing plan • Gannett’s financial information is publicly available, and committed financing is often obtained based upon such information 41

A MNG Has Failed to Secure Committed Financing LEVERAGE VS. PEERS IN EXCESS OF FINANCING THRESHOLDS Gannett & Peers Gross Leverage PARAMETERS OF MNG’S McClatchy is not comparable 4.5 x UNSOLICITED given distressed capital structure (~5% equity PROPOSAL: 3.9 x capitalization) Offer Value: $12 per share 3.0 x 2.9 x Total Enterprise Value: $1.9BN Financing: 100% 4.0 x 3.8 x 1.7 x debt financing with 1.5 x 2.8 x no additional equity Consideration: 1.4 x All cash 1.0 x 1.0 x 0.2 x 0.1 x Financing Partner: MNG None committed to PF for GCI providing financing ? Gross Debt / LTM EBITDA ? Gross Debt (Incl. Pensions) / LTM EBITDA1 MNG claims that Gannett’s current leverage of 0.8x 2018 EBITDA poses “capital structure risk”… but how then can it justify pro forma leverage of at least 4.0x 2018 EBITDA? Source: Market data, latest publicly available financial statements, Wall Street Research and IBES estimates as of 03/11/19 42 Note: Assumes MNG financeable 2018 EBITDA contribution of $100MM 1. Based on post-tax unfunded pension liabilities

A Oaktree Letter is Highly Conditional

MNG does not have committed financing	The letter that MNG procured from a distressed debt fund, Oaktree Strategic Credit, more than two months after MNG submitted its unsolicited proposal, is highly conditional and does not represent a contractual commitment or even a best efforts obligation on behalf of Oaktree to provide or arrange financing for MNG's transaction "…Oaktree is highly confident that a debt financing package ***can be arranged***… Our view regarding the potential financing ***is subject to*** … (i) satisfactory completion of business, financial and legal due diligence … This ***letter does not constitute*** or give rise to (i) ***any legal obligation*** on the part of the Lender… ***to arrange, underwrite or provide***…***any financing for the acquisition***" *Letter from Oaktree Capital Management to MNG*, March 20, 2019
Oaktree has not committed to participating in the financing itself	Oaktree Strategic Credit did not indicate that it was confident in its own ability to arrange committed financing or otherwise suggest it would even play a role in the financing, as would be customary in a letter of this kind
Oaktree's fund is too small to finance MNG's proposal by itself	Oaktree's Strategic Credit fund has $5.3BN of assets under management; financing >$1.7BN all debt proposal would require ~32% of the fund's entire assets, which would result in unfeasible concentration in a single investment
Why did MNG turn to a distressed debt investor?	The fact that after more than two months, MNG could find no better alternative than a distressed debt investor's non-committal letter validates Gannett's concerns This letter is further evidence that MNG's proposal is not considered actionable by traditional lenders **"Oaktree added the Strategic Credit strategy … to capture attractive investment opportunities that appear to offer too little return for distressed debt investors, but may pose too much uncertainty for high yield bond creditors"[1]**

1. Source: www.oaktreecapital.com

43 GANNETT

A Equity Research Supports Gannett’s Rejection of MNG’s Unsolicited Proposal “Alden has a controversial “We believe that the offer is “We also agree with Gannett’s decision reputation in the newspaper opportunistic given that to reject the unsolicited $12/share business and is known for Gannett is going through tender offer from Digital First Media … aggressively slashing staff … leadership changes … that the based on … Digital First’s inability to GCI is on the right path with company is efficiently run … demonstrate its ability to finance a its digital growth push and [and] that the company’s potential buyout of Gannett … Digital legacy cost cuts” intrinsic value is higher than First’s track record of decimating the the $12 per share offer” operations of the papers it acquires — Huber Research Partners and … Digital First’s parent Alden January 14, 2019 — Noble Capital Markets Capital presided over the bankruptcy January 14, 2019 of Payless Shoe Stores” — Saibus Research February 25, 2019 44

B MNG's Nominees Are Highly Conflicted and Lack Experience

MNG's nominees have irreconcilable conflicts of interest and would reduce the quality of Gannett's board in terms of diversity, skills and experience

Of MNG's nominees...

...**3 are** current board members of MNG (aka Digital First Media), **a direct competitor to Gannett**

...**4 are** current Fred's, Inc. board members and poor stewards of capital, evidenced by the **92% share price decline since Alden invested in December 2016**

ALL NOMINEES LINK BACK TO MR. FREEMAN, PRESIDENT AND FOUNDING MEMBER OF ALDEN GLOBAL CAPITAL



R. JOSEPH FUCHS, 78

Exceeds Gannett's mandatory retirement age for directors

MNG Enterprises, Inc.
Executive Chairman



GUY GILMORE, 63

MNG Enterprises, Inc.
Chief Operating Officer



STEVEN B. ROSSI, 69

MNG Enterprises, Inc.
Former Chief Executive Officer

Fred's, Inc.
Director since 2017



HEATH B. FREEMAN, 38

Alden Global Capital
President, Founding Member

MNG Enterprises, Inc.
Vice Chairman

Fred's, Inc.
Chairman since 2017



TIMOTHY A. BARTON, 52

Fred's, Inc.
Director since 2017



DANA GOLDSMITH NEEDLEMAN, 46

Fred's, Inc.
Director since 2018

45 Source: Market data as of 04/18/19

GANNETT

Dec 6, 2017 Fred’s, Inc. cancels dividend and updates share repurchase program to protect ability to use net operating losses May 29, 2018 Fred’s, Inc. removed from S&P SmallCap 600 Alden’s Track Record of Value Destruction: Fred’s 46 Source: Market data, latest publicly available financial statements as of 04/18/19 1. Shareholder value lost estimated as beginning share count multiplied by change in share price over period. Undisturbed price of $11.15 used as beginning share price for calculation. Market growth source: Euromonitor. Statement based on 13-18 CAGR of 3%. CAGR represents growth in market size (measured by retail value RSP excl. sales tax) for drugstores/parapharmacies in the U.S. ~$360MM of shareholder value lost since Alden investment, despite operating in a steadily growing market1 Alden controls 35% of shares outstanding as of Q4 ‘18 B Dec-2016 Mar-2017 Sep-2017 Mar-2018 Jun-2018 Nov-2018 Apr-2019 $0 $5 $10 $15 $20 $25 $1.67 (92%) Alden Representatives Apr 27, 2017 Steven Rossi and Timothy Barton appointed to board of Fred’s, Inc. Dec 22, 2016 Alden completes acquisition of 24.8% position in Fred’s, Inc. for $158MM on back of speculative transaction Jun 29, 2017 Plan to buy Rite Aid stores is terminated Sep 6, 2017 Heath Freeman installed as new chairman of Fred’s, Inc. Sep 9, 2017 Fred’s, Inc. amends shareholder rights plan to protect ability to utilize net operating losses Apr 27, 2018 Fred’s, Inc. CEO Michael Bloom resigns and former MNG Executive Joe Anto installed as interim CEO May 3, 2018 Glancy Prongay & Murray announce investigation on behalf of Fred’s, Inc. investors concerning possible violations of federal securities laws by Fred’s, Inc. and its officers May 08, 2018 Fred’s, Inc. announces it will sell off specialty pharmacy division to CVS for $40MM May 22, 2018 Dana Needleman appointed to the board Dec 20, 2016 Fred’s, Inc. announces agreement to buy 865 Rite Aid stores

B Alden's Track Record of Value Destruction: *Payless ShoeSource*

Payless SHOESOURCE

April 2017: Files for Chapter 11 bankruptcy; struggling with retail shoppers' migration to eCommerce

Aug 2017: Emerges from bankruptcy, eliminating a significant portion of its debt by giving lenders, including **Alden**, equity stakes. **The Company closes more than 600 stores during process**

Nov 2017: **Lays off 170 employees at the company's headquarters, which followed the layoff of another 165 employees earlier in the year**

Dec 2017: **Puts headquarters up for sale**

May 2018: **Moves its headquarters from Topeka to Bryan Tower in Dallas, a property owned by Alden co-founder Randall Smith.** Amidst the new real estate expenditure, the company continues layoffs

Sep 2018: **Fails to re-launch its eCommerce site and integrate its physical and online offerings, with an employee reporting that the company's digital plan "was put on hold for no concrete reason"**



Feb 2019: **Files for Chapter 11 bankruptcy, with plans to close all of its 2,000+ remaining U.S. stores**

Liquidation

- **Filed for bankruptcy twice in 2 years**
- **Failed to turnaround business due to dwindling staff numbers and management changes**
- **Dropped the ball on the relaunch of the company's eCommerce site**
- **Alden wasn't able to help Payless find a viable strategy**

47 Source: Public filings, press

GANNETT

Alden’s Track Record of Value Destruction: Diverting Cash from Investments 48 1. Sola Ltd and Ultra Master Ltd v. MNG Enterprises, DE Court of Chancery Case No. 2018-0134-JRS, March 5, 2018 2. Sola Ltd and Ultra Master Ltd v. MNG Enterprises, DE Court of Chancery Case No. 2018-0134-JRS, March 19, 2018 3. Jonathan O’Connell. “The hedge fund trying to buy Gannett faces federal probe after investing newspaper workers’ pensions in its own funds.” The Washington Post. April 11, 2019 B RECENT LITIGATION BETWEEN MNG AND ITS LARGEST MINORITY SHAREHOLDER, SOLUS ASSET MANAGEMENT LP (“SOLUS”), DEMONSTRATES THAT MNG HAS SIPHONED VALUE TO ALDEN, WHILE CRIPPLING ITS NEWSPAPERS THROUGH VALUE-DESTRUCTIVE ACTIONS — According to the lawsuit, MNG has diverted hundreds of millions of dollars from its newspapers into Alden ventures that have no connection to its media business1 — In its response, MNG admitted to making a number of investments with diverted cash, including investing $248.5MM of workers’ pension funds in funds controlled by Alden and investing $158MM for a 24.8% stake in Fred’s, Alden’s largest single holding2 ALDEN IS NOW BEING INVESTIGATED BY THE U.S. DEPARTMENT OF LABOR FOR THE MANAGEMENT OF ITS PENSIONS3 MNG and Alden have a history of enriching Alden at other shareholders’ expense. DON’T GIVE MNG AND ALDEN THE OPPORTUNITY TO DO THIS AT GANNETT

MNG’s “$12” Proposal is NOT REAL WE BELIEVE MNG COULD NOT COMPLETE THE MNG’S DISCLOSED OPERATING PLAN SHOWS IT TRANSACTION IT PROPOSED AND WILL NOT WILL SEEK TO EXTRACT THE VALUE OF PURSUE THE TRANSACTION IF IT GAINS GANNETT’S ASSETS WITHOUT PAYING A CONTROL OF GANNETT PREMIUM TO SHAREHOLDERS MNG’s new, highly conflicted directors would MNG has not tendered for your shares purportedly run a “strategic review” process, the outcome of which is entirely uncertain, while operating MNG has no guaranteed financing to tender for Gannett in the same manner Alden runs MNG – purely your shares – or to finance any transaction for short-term cash. Their “priorities” include:1 • Abandoning investments MNG’s proxy fight would allow it to take control of — Condemning Gannett to shrink with the the company without having to pay shareholders underlying print market anything…EVER • Slashing costs at the expense of growth If MNG and Alden gained control through your — Undermining the quality of journalistic content vote, what incentive would they have to ever and ability to attract advertising and actually buy your shares when they can siphon subscription revenue cash from the business to themselves just as • Selling real estate Alden has done at MNG? — Given their record, do you trust that MNG and Alden won’t pursue self-dealings rather than invest in the business or return cash to all shareholders? We believe MNG’S approach is designed to siphon value to MNG/Alden and disregards the board’s duty to oversee value creation for all shareholders 49 1. See Investor Presentation filed by MNG on 04/11/19

Key Points to Remember We have focused on delivering long-term shareholder value In the face of challenging industry dynamics, we have a strategy for long-term growth and profitability We have strong leadership in place to oversee value creation Our business transformation strategy is succeeding Our director nominees are all independent and qualified MNG’s unsolicited proposal is not real Each one of MNG’s nominees is conflicted A vote for MNG is a vote to give MNG and Alden control of your company with no guaranteed compensation 50

YOUR VOTE IS VERY IMPORTANT A vote on the Blue proxy card is a vote for giving Alden control of Gannett with NO guaranteed premium Your board strongly urges all Gannett shareholders to support our transformative plan to deliver value. Please vote “FOR ALL” of Gannett’s independent director nominees on the WHITE proxy card 51

Overview of Business Transformation & Strategic Priorities Financial Results Reflect Progress in Executing Strategy Strong Leadership in Place To Oversee Value Creation Alden’s & MNG’s Self-Serving Attempt to Control Gannett Appendices Setting the Record Straight Biographies of Our Board Our Local Markets Non-GAAP Financial Measures 52

Setting the Record Straight: Correcting MNG’s False and Misleading Statements MNG’s Attack Themes The Facts • We have a detailed strategic plan to position the company for the digital future and create significant shareholder value Strategy • Our digital acquisitions and organic growth are paying off • Our digital marketing solutions business is a growth engine and has demonstrated its potential as a meaningful contributor to profitability • Executive compensation is aligned with the execution of the company’s transformation CEO Compensation strategy and shareholder value creation, with incentives that are heavily weighted on the delivery of financial results (with a significant portion at risk) and include specific digital goals • Our profitability is in line with our public peer group Financial Performance • Our strategy is delivering results, with stable margins and positive cash flow generation • 2016 was our first full year of operations as an independent company and should be the basis for any financial analysis • We have the highest total capital return as a % of enterprise value of our peers • We have maintained a clear, consistent and balanced approach to capital allocation, Capital Allocation focused on returning capital to shareholders and investing in Gannett’s future ? Since becoming an independent company in mid-2015, we have returned $324MM to shareholders via dividends and share repurchases 53

Setting the Record Straight: Compensation

Gannett maintains a transparent compensation program which rigorously links pay with performance and aligns management's and shareholders' interests

CEO COMPENSATION EVOLUTION ($000)



$ 6,373
$ 1,350
$ 1,300
$ 1,050
$ 1,850
$ 823
2015
$ 6,856
$ 1,815
$ 1,110
$ 2,255
$ 752
$ 925
2016
$ 8,713
$ 2,468
$ 1,238
$ 3,232
$ 807
$ 967
2017
(40)%
(24)% excluding pensions
$ 5,257
$ 560
$ 1,320
$ 1,192
$ 1,235
$ 950
2018
Base Salary
Bonus²
RSUs
Performance Shares
Non-Equity Incentive
All Other (Incl. Pensions)³
Performance-based compensation

A majority of target total compensation is performance-based (52% in 2018, 70% in 2017 and 65% in 2016)[1]

The increase in compensation from 2016 to 2017 was driven primarily by changes in pension value (not subject to Executive Compensation Committee approval) and a change in translation methodology for performance shares

In 2018, the annual incentive program paid out below target based on the company's financial results and the 2016-2018 performance shares did not pay out, demonstrating a strong linkage of pay outcomes and performance

1. Calculation excludes changes in pension values
2. In 2015, bonus included a one-time promotion bonus upon appointment as CEO ($150k) and a one-time transaction bonus upon completion of the separation from TEGNA ($500k)
3. Changes in pension values are driven primarily by external interest rate changes

54

GANNETT

Setting the Record Straight: Profitability in Line with Peers GANNETT’S PROFITABILITY IS IN LINE WITH PUBLIC PEERS Gannett and Peers EBITDA Margin (%)1 24% 13% 13% 13% 10% 10% 10% 9% 2019 2019 GCI GCI IBES Guidance Estimate Source: Market data, latest publicly available financial statements, Wall Street Research and IBES estimates as of 03/11/19 55 1. Based on median broker estimates of $2,758MM, $2,746MM, $2,770MM and $2,760MM for FY2019 revenue and $285MM, $292MM, $289MM and $289MM for EBITDA from Huber, JP Morgan, Noble and Stephens, respectively. FY2018A actuals used for Lee Enterprises, Incorporated, where research estimates are not available

Overview of Business Transformation & Strategic Priorities Financial Results Reflect Progress in Executing Strategy Strong Leadership in Place To Oversee Value Creation Alden’s & MNG’s Self-Serving Attempt to Control Gannett Appendices Setting the Record Straight Biographies of Our Board Our Local Markets Non-GAAP Financial Measures 56

Our Board (1/4) 57 John Jeffry Louis Age: 56 | Chairman of the Board | Independent Committees: • Audit Committee • Executive Compensation Committee John E. Cody Age: 72 | Independent Committees: • Audit Committee (Chair) • Executive Compensation Committee Background Mr. Cody served as Executive Vice President and Chief Operating Officer of Broadcast Music, Inc. from November 2006 until his retirement in November 2010. Previously, he served as BMI’s Senior Vice President and Chief Financial Officer from 1999 to 2006. Before joining BMI, he served as Vice President/Controller of the Hearst Book Group and Vice President/Finance and Chief Financial Officer for the U.S. headquarters of LM Ericsson. He currently serves as a board member of Creative and Dreams Music Network, LLC and Core Rights, LLC, and served as a director of the Tennessee Performing Arts Center until June 2016. He served as a director of the Company’s former parent from 2011 until the separation and has served as a director of the Company since June 23, 2015. Qualifications Mr. Cody has financial expertise, significant management, leadership and operational experience in the areas of licensing, information technology, human resources, public policy, business development and implementing enterprisewide projects, and broad business experience in the music broadcast, publishing and telecommunications industries from the various senior leadership positions he held with BMI, Hearst and Ericsson. Background Mr. Louis was co-Founder of Parson Capital Corporation, a Chicago-based private equity and venture capital firm, and served as its Chairman from 1992 to 2007. He is currently a director of The Olayan Group and S.C. Johnson and Son, Inc. He served as a director of Gannett’s former parent from 2006 until the separation and has served as Chairman of our board since June 29, 2015. Qualifications Mr. Louis has financial expertise, substantial experience in founding, building and selling companies and in investing in early stage companies from his years of experience in the venture capital industry as a leader of Parson Capital and as an entrepreneur who has founded a number of companies.

Our Board (2/4)



Stephen W. Coll
Age: 60 | Independent

Committees:
- Nominating and Public Responsibility Committee
- Transformation Committee

Background
Mr. Coll is the Dean of the Graduate School of Journalism for Columbia University in New York, a position he has held since 2013, a staff writer at The New Yorker, the author of eight non-fiction books, and a two-time winner of the Pulitzer Prize. Previously, Mr. Coll served as President of New America Foundation, a public policy institute and think tank in Washington, D.C., between 2007 and 2012. Between 1985 and 2005, Mr. Coll served in various positions with the Washington Post as a writer, foreign correspondent and senior editor. There, he covered Wall Street, served as the paper's South Asia correspondent, and was the Post's first international investigative correspondent, based in London. Over the years, he won the Gerald R. Loeb Award for his business coverage, the Livingston Award for his work from India and Pakistan, and the Robert F. Kennedy Award for his coverage of the civil war in Sierra Leone. He served as managing editor of the Post between 1998 and 2004. Our board elected Mr. Coll as a Company director on July 28, 2015.

Qualifications
Mr. Coll offers us significant experience and expertise in journalism as well as leadership skills. In addition, he brings substantial financial expertise to the board due to, among other things, his work as a financial journalist for over ten years.



Donald Felsinger
Age: 71 | Independent

Committees:
- Audit Committee
- Executive Compensation Committee (Chair)

Background
Mr. Felsinger retired in December 2012 from his position as Executive Chairman of Sempra Energy, an energy services company, a position which he had held from June 2011. Mr. Felsinger served as Chairman and CEO of Sempra Energy from February 2006 until June 2011, and had served as CEO and President of Sempra Energy Global Enterprises beginning August 1997. Before joining Sempra Energy, he served as Executive Vice President, President and COO of Enova Corporation, the parent company of San Diego Gas & Electric (SDG&E), and held other executive positions within SDG&E. He currently serves as lead director on the boards of Archer-Daniels-Midland (ADM) and Northrop Grumman Corp., and previously served as a director of Sempra Energy and SDG&E. Our board elected Mr. Felsinger as a Company director on September 28, 2015.

Qualifications
Mr. Felsinger brings extensive experience as a board member, Chair and CEO with Fortune 500 companies. His leadership roles at Sempra Energy and other energy companies have allowed him to provide our board with his expertise in mergers and acquisitions, environmental matters, corporate governance, strategic planning, engineering, finance, human resources, compliance, risk management, international business and public affairs.

58

GANNETT

Our Board (3/4)



Lila Ibrahim
Age: 49 | Independent

Committees:
- Executive Compensation Committee
- Transformation Committee (Chair)

Background
Ms. Ibrahim became Chief Operating Officer of DeepMind Technologies Limited, a company focused on artificial intelligence research, in April 2018. Before joining DeepMind, she served as Chief Operations Officer of Coursera Inc., an education company that partners with leading universities and organizations to offer free online courses, from May 2016 to November 2017. She served as Chief Business Officer of Coursera from April 2014 to May 2016 and as its President from August 2013 to April 2014. From July 2010 to March 2015, Ms. Ibrahim served as a Senior Operating Partner at Kleiner Perkins Caufield & Byers (KPCB), which had an ownership stake in Coursera, during which time she also served as Chief of Staff to John Doerr. Prior to joining KPCB, Ms. Ibrahim spent 18 years with Intel Corporation in a variety of roles, most recently as General Manager of the Education Platform Group from 2007 until 2010. She is a co-Founder and Chair of Team4Tech, a non-profit organization established in 2012 to improve education in developing countries through innovative technology solutions. She has served as a director of the Company since June 29, 2015.

Qualifications
Ms. Ibrahim has extensive expertise in technology development, business development, investing in companies, building new businesses, strategic planning and leading technology operations as a result of the various senior leadership positions she has held with Coursera, KPCB and Intel.



Lawrence S. Kramer
Age: 68 | Independent

Committees:
- Nominating and Public Responsibility Committee
- Transformation Committee

Background
Mr. Kramer served as interim Chief Executive Officer and President of TheStreet, Inc. (NASDAQ: TST), a financial information services company, from February 2016 to June 2016, at which time he resumed his role as its non-executive Chairman of the Board. Mr. Kramer has served as a director of TheStreet since October 2015 and as Chairman since December 2015. In March 2016, Mr. Kramer joined the board of directors of MDC Partners Inc. (NASDAQ: MDCA), a marketing and communications consulting firm. Mr. Kramer served with the Company's former parent as President and Publisher of USA TODAY from May 2012 until he resigned in connection with the separation. Prior to joining the Company's former parent, he was a media consultant and adjunct professor. Mr. Kramer served as a director of Discovery Communications Inc. from 2008 until 2012. From March 2005 until March 2008, he served in a number of positions at CBS, MarketWatch and Data Sport, Inc. Prior to founding Data Sport, he spent more than 20 years in journalism as a reporter and editor, including as Assistant Managing Editor and Metro Editor of the Washington Post and Editor of the San Francisco Examiner. While a journalist, he won several awards for reporting, including the National Press Club Award, and his staff won two Pulitzer Prizes. Mr. Kramer also serves on the board of directors of Harvard Business Publishing and the board of trustees of Syracuse University. He was a founding board member and former Chairman of The Online Publishers Association (now known as Digital Content Next). He has served as a director of the Company since June 29, 2015.

Qualifications
Mr. Kramer's extensive experience in multiple roles in the news industry gives him a deep understanding of – and unique insights into – the business of news.

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Our Board (4/4)



Debra Sandler
Age: 59 | Independent

Committees:
- Audit Committee
- Nominating and Public Responsibility Committee (Chair)

Background
Ms. Sandler founded and serves as President and Chief Executive Officer of La Grenade Group, LLC, a privately held consulting firm advising a wide range of clients on marketing innovation and overall business development. She is also the founder of Mavis Foods, LLC, an entrepreneurial startup of Caribbean sauces and marinades. Previously, Ms. Sandler served as Chief Health and Wellbeing Officer of Mars, Inc. from July 2014 through June 2015. Prior to assuming that role, Ms. Sandler served as President, Chocolate, North America from April 2012 to July 2014, and Chief Consumer Officer, Mars Chocolate, North America from November 2009 to March 2012. Prior to joining Mars, Ms. Sandler spent ten years with Johnson & Johnson in a variety of leadership roles and, before that, 13 years with PepsiCo. She is a director of ADM, a Trustee of Hofstra University and a member of the Executive Leadership Council. Ms. Sandler also is a regular speaker on topics such as diversity and inclusion, multicultural business development and health and wellbeing in the consumer packaged goods industry. She has served as a director of the Company since June 29, 2015.

Qualifications
Ms. Sandler has strong marketing and operating experience and a proven record of creating, building, enhancing and leading well-known consumer brands as a result of the leadership positions she has held with Mars, Johnson & Johnson and PepsiCo.



Chloe R. Sladden
Age: 44 | Independent

Committees:
- Nominating and Public Responsibility Committee
- Transformation Committee

Background
Ms. Sladden is co-Founder and co-CEO of Honeycomb Labs, a consumer technology company serving parents and families. She also advises and invests in early stage companies at #Angels, an investment group made up of current and former Twitter executives, which she co-founded in 2015. Prior to founding #Angels, Ms. Sladden served as Vice President, Media at Twitter, Inc. from February 2012 to August 2014, and as Director, Media of Twitter from April 2009 to February 2012. Before joining Twitter, Ms. Sladden held leadership positions at Current TV LLC, which previously operated a cable television channel and website. Before joining Current TV, Ms. Sladden advised traditional media companies as a member of Booz Allen's media practice. She has served as a director of the Company since June 29, 2015.

Qualifications
Ms. Sladden has significant experience in digital media, building strategic media and entertainment partnerships, designing and producing interactive media, content strategy, advising and investing in early stage companies and driving innovation as a result of the leadership positions she held with #Angels, Twitter and Current TV.

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Overview of Business Transformation & Strategic Priorities Financial Results Reflect Progress in Executing Strategy Strong Leadership in Place To Oversee Value Creation Alden’s & MNG’s Self-Serving Attempt to Control Gannett Appendices Setting the Record Straight Biographies of Our Board Our Local Markets Non-GAAP Financial Measures 61

Largest Local Media Organization in the United States

KEY HIGHLIGHTS

#1** or **#2
local news website in most markets

32%
millennial audience across top markets

1,500+
FTE Sales Organization

~2,900
Journalists[1]



Des Moines Register
Des Moines (88)
Wisconsin
Democrat & Chronicle
Rochester (51)
Milwaukee (39)
Detroit (14)
Westchester
RI
CT
NJ
DE
MD
Cincinnati (29)
Cincinnati.com
The Enquirer
Indianapolis (34)
IndyStar.
Louisville (45)
Knoxville (64)
knox news.
Nashville (36)
Tennessean.
Fort Myers (77)
Naples (144)
Phoenix (11)
azcentral.
Guam
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MI
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
MA
ME

36 Print Sites

2 Content Design Studios

2 Advertising Creative Services

4 Circulation Call Centers

2 Digital Optimization Teams

Large Markets / Clusters
Large Community
Small Markets
Bureaus and Correspondents

Note: Numbers in parentheses represent MSA rankings based on 2017 US Census estimates
1. Includes total USA TODAY NETWORK journalists

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Leading Community Newspaper Publisher in the U.K.

22 Daily and 150 Weekly Papers

KEY HIGHLIGHTS

200+
local news brands and magazines

25MM
digital users per month

8MM
print readers per week

900+
FTE Sales Organization

~800
journalists

$300MM
2018A revenue



UK News Publications
NEWSQUEST Media Group
Glasgow
Evening Times
The Herald
Cumbria
Merseyside
Lancashire
Bolton News
Greater Manchester
Cheshire
West Midlands
Herefordshire
Carmarthenshire
Pembrokeshire
Gloucestershire
Wiltshire
Somerset
Cornwall
Dorset
Dorset ECHO
Hampshire
HAMPSHIRE CHRONICLE
Durham
North Yorkshire
West Yorkshire
Telegraph & Argus
Oxfordshire
Bucks
Essex
Herts
London
Surrey
East Sussex

Highly Engaged Specialist Media Brands

Insurance Times, GR Global Reinsurance, StrategicRISK, Boxing News, Pensions Insight

Digital Consumer Marketplaces

Exchange and Mart, s1jobs.com

Digital Marketing Expertise

REACHEDGE

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Overview of Business Transformation & Strategic Priorities Financial Results Reflect Progress in Executing Strategy Strong Leadership in Place To Oversee Value Creation Alden’s & MNG’s Self-Serving Attempt to Control Gannett Appendices Setting the Record Straight Biographies of Our Board Our Local Markets Non-GAAP Financial Measures 64

Non-GAAP Financial Measures Consolidated ($ in MM) Fiscal Year 2018 2017 2016 Net income (GAAP basis) $15 $7 $53 Provision for income taxes 15 34 14 Interest expense 25 17 13 Other non-operating items, net (26) 10 10 Operating income (loss) (GAAP basis) $29 $68 $89 Depreciation and amortization 158 192 133 Restructuring costs 68 44 46 Asset impairment charges 50 47 56 Acquisition-related items 8 5 33 Other items 9 4 3 Adjusted EBITDA (non-GAAP basis) $322 $360 $360 ReachLocal Segment ($ in MM) Fiscal Year 2018 2017 2016 Operating income (loss) (GAAP basis) ($1) ($19) ($19) Depreciation and amortization 42 34 12 Restructuring costs 5 1 1 Asset impairment charges 0 0 0 Acquisition-related items 0 0 0 Other items 1 1 0 Adjusted EBITDA (non-GAAP basis) $48 $17 ($6) 65

Non-GAAP Financial Measures Consolidated ($ in MM) Fiscal Year 2018 2017 2016 Net income (GAAP basis) $15 $7 $53 Adjustment to reconcile net income to operating cash flows Depreciation and amortization 158 192 133 Facility consolidation costs 17 7 2 Asset impairment charges 50 47 56 Stock-based compensation — Equity awards 19 20 21 Provision for deferred income taxes 26 32 16 Pensions and other postretirement expense, net of contributions (89) (39) (85) Decrease in accounts receivable 16 13 28 Decrease (increase) in other receivables 8 (6) 7 Decrease (increase) in inventories (14) 11 (8) Decrease in accounts payable (14) (22) (22) Increase (decrease) in interest and taxes payable (8) 14 3 Decrease in accrued expenses (1) (38) (26) Increase (decrease) in deferred revenue (6) (13) 3 Other, net (19) 12 (13) Net cash provided by operating activities $158 $236 $168 Less: Purchase of property, plan and equipment (63) (72) (60) Free Cash Flow $94 $164 $108 66